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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated February 13, 1998, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-79180) of Gabelli Gold Fund, Inc.





                                             /s/ ERNST & YOUNG LLP
                                             ----------------------------
                                             ERNST & YOUNG LLP


New York, New York
April 28, 1998